UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 18, 2010

Q Lotus Holdings, Inc.
(Exact name of registrant as specified in its charter)

(State or Other Jurisdiction of Incorporation)

000-52595	14-1961383
(Commission File Number)	(IRS Employer Identification No.)

500 North Dearborn Street Suite 605
Chicago, Illinois 60654
(Address of Principal Executive Offices) (Zip Code)

Tel: 312 379-1800
Fax: 312 379-1801

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On October 18, 2010, Q Lotus Holdings, Inc., formerly Extreme Home Staging, Inc. (the “Company”), issued a press release confirming the appointment of the previously announced slate of directors, to become effective 10 days after an applicable 14f-1 Information Statement regarding the change in the board of directors has been mailed to the shareholders of the Company.  A copy of the press release is attached as Exhibit 99.1 to this report. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements And Exhibits.

(c)           Exhibits.

99.1            Press release issued by Q Lotus Holdings, Inc. on October 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q LOTUS HOLDINGS, INC.
                                                                                     (Registrant)

Date:  October 22, 2010                                              By: /s/ Marckensie Theresias
                          Marckensie Theresias
                                                        Chief Executive Officer and President